UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, Par Value $0.01	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions. *

On January 27, 2026, National Bank Holdings Corporation (“NBHC”) issued a press release announcing its financial results for the quarter and year ended December 31, 2025. A copy of the full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On January 27, 2026, the Board of Directors of National Bank Holdings Corporation (the “Company”) declared a quarterly cash dividend on the Company’s Class A common stock (“Common Stock”) of thirty-two cents ($0.32) per issued and outstanding share of Common Stock. The cash dividend will be paid on March 13, 2026 to shareholders of record as of the close of business on February 27, 2026. All subsequent dividends are subject to review and approval by the Company’s Board of Directors in its discretion. The decision of whether to pay any future dividends and the amount of any such dividends will be based on, among other things, the Company’s financial position, results of operations, cash flows, capital requirements, the requirements of applicable law and any other factors that the Board of Directors may deem relevant.

Additionally, on January 27, 2026, the Company announced that its Board of Directors authorized a new stock repurchase program under which the Company may repurchase up to $100.0 million of its Common Stock from time to time in the open market or in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission. The timing and amount of any share repurchases will be determined by the Company’s management based on market conditions and other factors. No time limit was set for completion of the program. This new program replaces in its entirety the stock repurchase program that was authorized by the Board of Directors on May 9, 2023, under which the Company repurchased $15.2 million through January 27, 2026.

The press release issued by the Company relating to the declaration of a quarterly dividend and the announcement of a new share repurchase program is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits. *

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated January 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

*The information contained in Item 2.02 of this current report and Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
Name: Angela N. Petrucci Title: Chief Administrative Officer and General Counsel

Date: January 27, 2026

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